UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2023

ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3027 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.
Arcutis Biotherapeutics, Inc. (the “Company”) is disclosing certain preliminary financial results as of and for the three months ended September 30, 2023.
While the Company has not finalized its full financial results as of and for the quarter ended September 30, 2023, the Company expects to report that for the three months ended September 30, 2023, the Company generated total revenues of approximately $38.1 million, which comprised net product revenue of approximately $8.1 million and other revenue of $30.0 million. Net product revenue was driven by demand growth for ZORYVE and sequential improvement in gross-to-net revenue compared to the prior quarter. Gross-to-net percentage for the three months ended September 30, 2023 was in the low 70 percent range. Other revenue comprised an upfront payment of $30.0 million under the Company’s License Agreement entered into with Hangzhou Zhongmei Huadong Pharmaceutical Co., Ltd., a wholly owned subsidiary of Huadong Medicine Co., Ltd., on August 10, 2023. In addition, the Company expects to report it had approximately $228.1 million of cash, cash equivalents, restricted cash and marketable securities as of September 30, 2023. During the quarter, the Company continued its selective pursuit of partners to commercialize products in the United States outside of dermatology offices, including in the primary care setting, and to develop and commercialize products in Japan and other territories outside of the United States, Greater China and Southeast Asia. In addition, the Company implemented steps to drive efficiencies and enhance its financial flexibility, including headcount reductions, to align with its previously announced pipeline reprioritization. The Company continues to evaluate and explore opportunities for further efficiencies and cost savings.
These amounts are preliminary, have not been audited and are subject to change pending completion of the Company’s unaudited financial statements for the quarter ended September 30, 2023. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of and for the quarter ended September 30, 2023.
The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, the Company’s independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to the financial information set forth above. Accordingly, undue reliance should not be placed on these preliminary estimates.
The information contained in Item 2.02 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regardless of any general incorporation language in any such filing or document, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements, including the Company’s preliminary financial results as of and for the three months ended September 30, 2023 and its continued pursuit of partners. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to numerous risks, including, among other things, those set forth under the caption “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K.

Further information on these and other factors that could affect the Company’s financial results and the forward-looking statements in this Current Report on Form 8-K is included in the Company’s filings with the Securities and Exchange Commission, including, among others, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 8.01Other Events.
On October 19, 2023, the Company posted an updated corporate presentation to the investor section of the Company’s website. The updated corporate presentation includes information regarding, among others, (i) recent U.S. Food and Drug Administration approval of the Company’s supplemental new drug application to expand the indication of ZORYVE (roflumilast) cream 0.3% for the topical treatment of plaque psoriasis, including psoriasis in intertriginous areas (e.g., groin or axillae), to children ages 6 to 11 years of age; and (ii) recently announced positive data from the Company’s pivotal “INterventional Trial EvaluatinG roflUMilast cream for the treatmENt goal of aTopic dermatitis in PEDiatric patients” (INTEGUMENT-PED) trial and long-term “INterventional Trial EvaluatinG roflUMilast cream for the treatmENt of aTopic dermatitis Open Label Extension” (INTEGUMENT-OLE) study. A copy of this presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in the slides is summary information that is intended to be considered in the context of the more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in the presentation in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate. Any such update may be made through the filing of other reports or documents with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Company Presentation dated October 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

Date: October 19, 2023	By:	/s/ Todd Franklin Watanabe
Todd Franklin Watanabe
Chief Executive Officer